EXHIBIT 4.1

                            HENLEY HEALTHCARE, INC.

  NUMBER                                                           SHARES

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

NASDAQ:  HENL                    COMMON STOCK                   CUSIP 42550V 107

THIS CERTIFIES THAT:


                                    SPECIMEN

IS OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF .01 PAR VALUE EACH OF

     ====================== HENLEY HEALTHCARE, INC. =======================

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Texas, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated: _________________

                     COUNTERSIGNED         OLDE MONMOUTH STOCK TRANSFER CO. INC.
                                                  77 MEMORIAL PARKWAY, SUITE 101
                                                    Atlantic Highlands, NJ 07716
                                                                  TRANSFER AGENT

                                              By
                                                   AUTHORIZED SIGNATURE


        SECRETARY                 [SEAL]                PRESIDENT

--------------------------------------------------------------------------------

                            HENLEY HEALTHCARE, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT-__________ Custodian____________
     TEN ENT -- as tenants by the entireties                         (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act__________________________
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received,_______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________

                    ____________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     Henley Healthcare, Inc. is authorized to issue shares of more than one class or series. The Articles of Incorporation of Henley Healthcare, Inc., as amended, set forth a statement of the designations, preferences, limitations and relative rights of the shares of each class or series to the extent they have been fixed and determined by the Board of Directors and a statement of the authority of the Board of Directors to fix and determine the designations, preferences, limitations and relative rights of subsequent series. The corporation will furnish a copy of such statement to the record holder of this certificate without charge on written request to the corporation at its principal place of business.

     The Articles of Incorporation of Henley Healthcare, Inc., provide, in
Article 7, that no holder of shares of any class of the corporation shall have any preemptive right to subscribe for or acquire additional shares of the corporation of the same or any other class.